Exhibit 10.1


                                 AMENDMENT NO. 3


                  AMENDMENT NO. 3 dated as of May 9, 2006 (this "Amendment No. 3") to the Fourth Amended and Restated Credit Agreement dated as of February 7, 2005, (as so amended and supplemented, and as otherwise amended, supplemented and modified to the date hereof, the "Credit Agreement"), among Spectrum Brands, Inc., formerly known as Rayovac Corporation, a Wisconsin corporation (the "U.S. Borrower"), Varta Consumer Batteries GmbH & Co. KGaA, a German partnership limited by shares (the "Euro Borrower"), Rayovac Europe Limited, a limited liability company (the "UK Borrower" and, with the Euro Borrower, each a "Subsidiary Borrower" and collectively, the "Subsidiary Borrowers" and the Subsidiary Borrowers, with the U.S. Borrower, each a "Borrower" and collectively, the "Borrowers"), each lender from time to time party thereto (collectively, the "Lenders" and individually, a "Lender"), Citicorp North America, Inc., as Syndication Agent, Merrill Lynch Capital Corporation, as Co-Documentation Agent and Managing Agent, LaSalle Bank National Association, as Co-Documentation Agent and Bank of America, N.A., as Administrative Agent (the "Administrative Agent"), Swing Line Lender (the "Swing Line Lender") and L/C Issuer (the "L/C Issuer"). Capitalized terms not otherwise defined in this Amendment No. 3 have the same meanings as specified in the Credit Agreement.

                             PRELIMINARY STATEMENTS:

                  The U.S. Borrower has requested that the Lenders amend the Credit Agreement as set forth below, and the Lenders party hereto have so agreed, on the terms and subject to the conditions set forth below.

                  NOW, THEREFORE, it is hereby agreed as follows:

                  SECTION 1. Amendments. The Credit Agreement is, effective as of the Amendment No. 3 Effective Date (as hereinafter defined), amended as follows:

                  (a) Section 1.01 of the Credit Agreement is amended as follows:

                      (i) by amending and restating the definition of
                  "Applicable Rate" in its entirety to read as follows:

                      " "Applicable Rate" means (a) in respect of the Term Loans, a percentage per annum as set forth in the table below determined by reference to the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

--------------------------------------------------------------------------------------------------------------
                                             Eurocurrency Rate Term
Pricing              Consolidated            Loans (other than Euro            Euro Term         Base Rate
Level               Leverage Ratio                Term Loans)                    Loans           Term Loans
--------------------------------------------------------------------------------------------------------------
      1   Less than       5.50:1                        2.50                       2.75               1.50
          or equal to
--------------------------------------------------------------------------------------------------------------
      2   Greater than    5.50:1                        3.00                       3.00               2.00;
--------------------------------------------------------------------------------------------------------------


         and (b) in respect of the Revolving Credit Facilities, a percentage per annum as set forth in the table below determined by reference to the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):


---------------------------------------------------------------------------------------------------------------------
                                                                    Eurocurrency Rate                  Base Rate
   Pricing             Consolidated              Commitment        Revolving Credit Loans            Revolving Credit
    Level             Leverage Ratio                Fee             and Letters of Credit                 Loans
---------------------------------------------------------------------------------------------------------------------
      1            Less than  3.50:1                 0.50                      1.75                        0.75
---------------------------------------------------------------------------------------------------------------------
      2   Greater than 3.50:1 but less than 4.00:1   0.50                      2.00                        1.00
           or equal to
---------------------------------------------------------------------------------------------------------------------
      3   Less than 5.50:1 but Greater than 4.00:1   0.50                      2.25                        1.25
           or equal to          or equal to
---------------------------------------------------------------------------------------------------------------------
      4            Greater than 5.50:1               0.50                      3.00                        2.00.
---------------------------------------------------------------------------------------------------------------------


                      Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then Pricing Level 2 (in the case of Term Loans) and pricing level 4 (in the case of the Revolving Credit Facilities) shall apply from and as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered until the date such Compliance Certificate is delivered.";

                      (ii) by amending the definition of "Dollar Letter of
                  Credit Sublimit" to replace the figure "$50,000,000" where it appears in the first sentence thereof with the figure "$75,000,000"; and

                      (iii) by amending the definition of "Interest Period" to
                  insert, after the phrase "one, two, three or six months thereafter" the following parenthetical: "(or, in the case of a Eurodollar Borrowing of Revolving Credit Loans, if selected by the applicable Borrower in the relevant Committed Loan Notice, seven days)".

                      (iv) by inserting the following additional defined terms
                  in the appropriate alphabetical position:

                      "Amendment No. 3" means Amendment No. 3 to this Agreement, dated as of May __, 2006 among the Borrowers, the Administrative Agent, and the Lenders party thereto.

                      "Maximum Leverage Ratio" means 5.50:1.00.

                      "Specified Default" means (a) any failure by a Loan Party
                  to perform or observe any term, covenant or agreement contained in Section 6.01(a) or (b) or (b) with respect to any Loan Party or any of it Subsidiaries (other than a Dormant Subsidiary): (i) any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Person, or (ii) any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person or (iii) in the case of the UK Borrower or any of its Subsidiaries (other than Dormant Subsidiaries), any corporate action, legal proceedings or other procedure or step is taken in relation to:

                                (A) the suspension of payments, a moratorium of
                      any indebtedness, winding up, dissolution, administration or reorganisation (by way of voluntary arrangement scheme of arrangement or otherwise) of the UK Borrower or any such Subsidiary other than a solvent liquidation or reorganization;

                                (B) a composition, compromise, assignment or
                      arrangement with any creditor of the UK Borrower or any such Subsidiary;

                                (C) the appointment of a liquidator (other than
                      in respect of a solvent liquidation of the UK Borrower or any such Subsidiary) receiver, administrative receiver, administrator, compulsory manager or other similar officer in respect of the UK Borrower or any such Subsidiary or any of its assets; or

                                (D) enforcement of any Lien over any assets of
                      the UK Borrower or any such Subsidiary;

                                (E) any winding up petition presented by a
                      creditor.

                      "U.S. Loan Party" means any Loan Party organized under the laws of the United States, any State thereof or the District of Columbia.

                  (b) Section 2.02(a) of the Credit Agreement is amended as follows:

                      (i) by inserting at the end of the first clause (i)
                  thereof the following parenthetical: "(or, in the case of a borrowing of Eurodollar Rate Loans that are Revolving Credit Loans, 1:00 p.m. one Business Day prior to the requested date of such Borrower of Eurodollar Rate Loans)"; and

                      (ii) by (A) replacing the figure "$5,000,000" where it
                  appears therein with the figure "$2,500,000" and (B) replacing the figure "$1,000,000" where it appears therein with the figure "$500,000".

                  (c) Section 2.06 of the Credit Agreement is amended as follows:

                      (i) clause (a) of such Section is amended by substituting
                  for the phrase "the Swing Line Lender agrees" where it appears in the second line thereof the phrase "the Swing Line Lender may, if it elects to do so in its sole and absolute discretion,";

                      (ii) clause (b) of such Section is amended by substituting for the phrase "the Swing Line Lender agrees" where it appears in the second line thereof the phrase "the Swing Line Lender may, if it elects to do so in its sole and absolute discretion,";

                      (iii) clause (c) of such Section is amended by
                  substituting for the phrase "the Swing Line Lender agrees" where it appears in the second line thereof the phrase "the Swing Line Lender may, if it elects to do so in its sole and absolute discretion,"; and

                      (iv) clause (d) of such Section is amended by substituting for the phrase "subject to the terms and conditions hereof, the Swing Line Lender will" where it appears in the fifth from last line thereof the phrase "subject to the terms and conditions hereof, the Swing Line Lender may, if it elects to do so in its sole and absolute discretion,".

                  (d) Section 2.07(a)(i) of the Credit Agreement is amended as follows:

                      (i) by (A) substituting for the figure "CAD5,000,000"
                  where it appears in clause (B) thereof the figure CAD500,000 and (B) substituting for the figure "CAD500,000" where it appears in clause (B) thereof the figure "CAD100,000";

                      (ii) by inserting immediately after the phrase "or a whole multiple of U.S.$500,000 in excess thereof in the case of Loans denominated in Dollars" where it appears in clause (B) thereof the phrase "(or, in the case of Revolving Credit Loans, U.S.$1,000,000 or a whole multiple of U.S.$100,000 in excess thereof)";

                      (iii) by inserting immediately after the phrase "or a
                  whole multiple of (euro)500,000 in excess thereof in the case of Loans denominated in Euros" where it appears in clause (B) thereof the phrase "(or, in the case of Euro Revolving Credit Loans, (euro)1,000,000 or a whole multiple of (euro)100,000 in excess thereof)";

                      (iv) by inserting immediately after the phrase "or a whole multiple of (pound)500,000 in excess thereof in the case of Loans denominated in Pounds Sterling" where it appears in clause (B) thereof the phrase "(or, in the case of UK Revolving Credit Loans, (pound)500,000 or a whole multiple of (pound)100,000 in excess thereof)"; and

                      (v) by inserting after the phrase "amounts required
                  pursuant to Section 3.05" in the fifth from last line thereof the following: "and, in any event, shall, in the case of any Eurocurrency Rate Loan that is a Revolving Credit Loan, not be made earlier than seven days after the date of the initial Borrowing of such Loan".

                  (e) Section 2.07(a)(i) is amended by substituting for the phrase "the first anniversary of the Amendment No. 2 Effective Date" where it appears in subclause (d) thereof the date "September 30, 2007".

                  (f) Section 2.07(b)(i) of the Credit Agreement is amended by
         (i) replacing the figure "50%" where it appears in subclause (i) thereof with the figure "75%", (ii) replacing the ratio "3.75:1" where it appears in subclause (i) thereof with the phrase "the Maximum Leverage Ratio", (iii) replacing the figure "25%" where it appears in subclause (ii) thereof with the figure "50%" and (vi) replacing the ratio "3.75:1" where it appears in subclause (ii) thereof with the phrase "the Maximum Leverage Ratio".

                  (g) Section 2.07(b)(ii) of the Credit Agreement is amended by inserting immediately before clause (A) thereof the following: "(x) if at the time of receipt of such Net Cash Proceeds, the Consolidated Leverage Ratio is higher than or equal to the Maximum Leverage Ratio, within 180 days following receipt of such Net Cash Proceeds, the U.S. Borrower or such Subsidiary shall have consummated the purchase of such operating assets (as certified by the U.S. Borrower in writing to the Administrative Agent)" or (y) if at the time of receipt of such Net Cash Proceeds, the Consolidated Leverage Ratio is lower than the Maximum Leverage Ratio".

                  (h) (i) Schedule 5.18 to this Amendment is hereby appended as
         Schedule 5.18 to the Credit Agreement and (ii) a new Section 5.18 is added to the Credit Agreement, to read as follows:

                      "5.18 Deposit, Securities and Other Accounts. (a) Schedule
         5.18 set forth a complete and accurate list as of May 23, 2006 of all U.S. and foreign deposit accounts and securities accounts of each U.S. Loan Party (other than accounts the balances in which do not aggregate to more than $1,000,000).

                  (b) The balance in all commodities accounts of the U.S. Loan Parties does not exceed $1,000,000 in the aggregate."

                  (i) Section 6.12(a)(v) of the Credit Agreement is amended by inserting after the phrase "within 30 days after the reasonable request therefor by the Administrative Agent" the following parenthetical: "(or such longer period as the Administrative Agent may agree in its reasonable discretion)".

                  (j) A new Section 6.20 and a new Section 6.21 are added to the Credit Agreement, to read as follows:

                      6.20 Account Control Agreements; Supplements to Schedule
         5.18. (a) Each U.S. Loan Party shall, at all times from and after June 8, 2006 (or such later date as the Administrative Agent may agree to in its sole and absolute discretion), maintain all of its deposit accounts and securities accounts in existence as of June 8, 2006 (other than accounts the balances in which do not aggregate to more than $1,000,000) only with financial institutions that have executed and delivered control agreements or other documents or instruments that are effective, under applicable law, to perfect the Collateral Agent's security interest in each such account.

                      (b) (i) Within 30 days after the creation or acquisition by any U.S. Loan Party of any new deposit or securities account (other than accounts the balances in which do not aggregate, when taken together with all other deposit and securities accounts as to which the provisions of this Section 6.20 have not been complied with, to more than $1,000,000), such Loan Party shall deliver to the Administrative Agent a supplement to Schedule 5.18 listing such accounts (including the institution with which such account is maintained and the account number) and (ii) within 30 days after such creation or acquisition (or such later date as the Administrative Agent may agree to in its sole and absolute discretion), cause such account to be subject to a control agreement or other document or instrument that is effective, under applicable law, to perfect the Collateral Agent's security interest in such account.

                      6.21. Guarantor Consent; Corporate Authorizations. On or before June 8, 2006 (or such later date as the Administrative Agent may agree in its sole and absolute discretion), deliver to the Administrative Agent (a) the "Consent" referred to in Section 3(a)(ii) of Amendment No. 3, duly executed by each non-U.S. Loan Party and (b) all items of the types referred to in Sections 3(d) and 3(e) of Amendment No. 3 with respect to each Loan Party other than the U.S. Borrower.

                  (k) Section 7.03 of the Credit Agreement is amended as follows:

                      (i) by inserting at the end of the second parenthetical in clause (c) thereof the following: "and excluding Investments in foreign Subsidiaries the proceeds of which are used by the relevant foreign Subsidiary, substantially simultaneously, to consummate a Permitted Acquisition";

                      (ii) by (A) inserting at the beginning of clause (h)
                  thereof the phrase "so long as, both before and after giving effect thereto, the Consolidated Leverage Ratio is less than or equal to the Maximum Leverage Ratio," (B) substituting for the phrase "Event of Default" where it appears in subclause
                  (iv)(A) of such clause (h), the phrase "Specified Default or Event of Default" and (C) adding to the end of such clause (h) the following proviso: "provided, further that at any time that the Consolidated Leverage Ratio exceeds the Maximum Leverage Ratio, the U.S. Borrower shall nevertheless be permitted to make Investments otherwise meeting the criteria of this clause (h) so long as the total cash and non-cash consideration paid by or on behalf of the U.S. Borrower and its subsidiaries does not exceed (x) $25,000,000 in the aggregate in any fiscal year for all types of cash and non-cash consideration other than capital stock of the U.S. Borrower and (y) $50,000,000 in the aggregate for all types of consideration paid for any single such Investment;

                      (iii) by (A) inserting at the beginning of clause (i)
                  thereof the phrase "so long as, both before and after giving effect thereto, the Consolidated Leverage Ratio is less than or equal to the Maximum Leverage Ratio," and (B) substituting for the phrase "Event of Default" where it appears in subclause (iii)(A) of such clause (i), the phrase "Specified Default or Event of Default";

                      (iv) by inserting (A) at the beginning of clause (j)
                  thereof the phrase "so long as, both before and after giving effect thereto, no Specified Default or Event of Default shall have occurred and be continuing," and (B) immediately after the phrase "other Investments" the following: "(other than the purchase or other acquisition of all of the Equity Interests in, or all or substantially all of the property and assets constituting a line of business, a business unit or a division of any Person)";

                  (l) Section 7.05 of the Credit Agreement is amended by (i) deleting the word "and" from the end of clause (n) thereof; (ii) substituting for the period at the end of clause (o) thereof the following: "; and" and (iii) adding to the end of such Section a new clause (p) to read as follows: "(p) Dispositions of accounts receivable pursuant to retailer-mandated factoring programs in an aggregate amount not to exceed $15,000,000."

                  (m) Section 7.06 of the Credit Agreement is amended by

                      (i) Replacing, in each of clauses (d), (e), (f) and (h)
                  thereof, the phrase "So long as no Event of Default shall have occurred and be continuing or would result therefrom," with the phrase "So long as no Specified Default or Event of Default shall have occurred and be continuing or would result therefrom,"; and

                      (ii) inserting in clause (e) thereof after the phrase "or
                  would result therefrom" the following: "and so long as at the time thereof, before and after giving effect thereto, the Consolidated Leverage Ratio is lower than the Maximum Leverage Ratio,"

                  (n) Section 7.11 of the Credit Agreement is amended as follows:

                      (i) clause (a) of such Section is amended by replacing the table that appears therein with the following:

                 -------------------------------------------------------- --------------------------
                           Four Fiscal Quarters Ending Nearest              Minimum Consolidated
                                                                           Interest Coverage Ratio
                 -------------------------------------------------------- --------------------------
                 March 31, 2006 through December 31, 2006                       1.70:1.00
                 -------------------------------------------------------- --------------------------
                 March 31, 2007 through March 31, 2008                          1.75:1.00
                 -------------------------------------------------------- --------------------------
                 June 30, 2008 through June 30, 2009                            2.25:1.00
                 -------------------------------------------------------- --------------------------
                 September 30, 2009 and each fiscal quarter thereafter          2.50:1.00
                 -------------------------------------------------------- --------------------------

                      (ii) clause (b) of such Section is amended by replacing
                  the table that appears therein with the following:

                 -------------------------------------------------------------- ------------------------
                              Four Fiscal Quarters Ending Nearest                Maximum Consolidated
                                                                                    Leverage Ratio
                 -------------------------------------------------------------- ------------------------
                 March 31, 2006 through June 30, 2006                                 7.95:1.00
                 -------------------------------------------------------------- ------------------------
                 September 30, 2006                                                   7.75:1.00
                 -------------------------------------------------------------- ------------------------
                 December 31, 2006 through March 31, 2007                             7.50:1.00
                 -------------------------------------------------------------- ------------------------
                 June 30, 2007                                                        7.00:1.00
                 -------------------------------------------------------------- ------------------------
                 September 30, 2007                                                   6.50:1.00
                 -------------------------------------------------------------- ------------------------
                 December 31, 2007                                                    6.25:1.00
                 -------------------------------------------------------------- ------------------------
                 March 31, 2008                                                       6.00:1.00
                 -------------------------------------------------------------- ------------------------
                 June 30, 2008                                                        5.75:1.00
                 -------------------------------------------------------------- ------------------------
                 September 30, 2008 through June 30, 2009                             5.50:1.00
                 -------------------------------------------------------------- ------------------------
                 September 30, 2009 through June 30, 2010                             4.50:1.00
                 -------------------------------------------------------------- ------------------------
                 September 30, 2010 and each fiscal quarter thereafter                4.00:1.00
                 -------------------------------------------------------------- ------------------------


                  (o) Section 7.12 of the Credit Agreement is amended by (i) replacing the figure "$75,000,000" where it appears therein with the phrase "$65,000,000 (or, if the Consolidated Leverage Ratio as of the end of the immediately preceding fiscal year is lower than the Maximum Leverage Ratio, $75,000,000)" and inserting immediately after the phrase "the next two following fiscal years" where it appears in the proviso to such Section the following parenthetical: "(or, if the Consolidated Leverage Ratio as of the end of such fiscal year is higher than or equal to the Maximum Leverage Ratio, the next following fiscal year)".

                  (p) Section 8.01(b) of the Credit Agreement is amended by (i) substituting for the phrase "Either Borrower" where it appears therein the phrase "Any Borrower"; (ii) inserting immediately before the phrase "fails to perform" the following: "(i)"; (iii) inserting, immediately after the phrase "Section 6.03(a)" the following: ", Section 6.10, " and (iv) inserting immediately after the phrase "Article VII" the following: "or (ii) fails to perform or observe any covenant or agreement contained in any of Section 6.01(a) or (b) and such failure continues for fifteen (15) days".

                  (q) Section 10.04(b) is amended by (i) inserting after the phrase "Each Borrower shall" where it appears in the first line thereof the phrase ", jointly and severally,"; (ii) replacing the phrase "either Borrower or any other Loan Party" where it appears in clause
         (iv) thereof with the phrase "any Borrower or any other Loan Party";
         (iii) replacing the phrase "any of the Borrower's" where it appears in clause (iv) thereof with the phrase "any Borrower's" and (iv) replacing the phrase "contribution of the Borrower" where it appears in clause
         (z) of the proviso thereto with the phrase "contribution of any Borrower".

         SECTION 2. Consent. Notwithstanding the provisions of Section 2.07(a)(i) to the contrary, and subject to the satisfaction of the conditions set forth in Section 3 of this Amendment, the Dollar Term Lenders and the Euro Term Lenders hereby consent to the use of up to CAD50,000,000 to prepay Canadian Term Loans without a corresponding ratable payment of Dollar Term Loans or Euro Term Loans.

         SECTION 3. Conditions of Effectiveness. This Amendment No. 3 shall become effective as of the date first above written (the "Amendment No. 3 Effective Date") when, and only when, each of the following conditions set forth in this Section 3(a) shall have been satisfied:

                   (a) Execution of Counterparts. The Administrative Agent shall have received counterparts of (i) this Amendment No. 3 executed by (A) each Borrower, (B) the Administrative Agent and (C) the Required Lenders and (ii) the consent attached hereto (the "Consent") executed by each domestic Guarantor.

                   (b) Amendment Fee. The Administrative Agent shall have received, for the benefit of each Lender that executes this Amendment No. 3 by no later than 12 PM (New York City time) on May 8, 2006, an upfront fee equal to 0.25% of the aggregate Loans and Commitments of each such Lender under the Credit Agreement as of the date hereof.

                   (c) Payment of Fees and Expenses. The U.S. Borrower shall have paid (i) all reasonable fees and expenses (including the reasonable fees and expenses of Shearman & Sterling LLP) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment No. 3 or otherwise required to be paid in connection with this Amendment No. 3, (ii) the fees required to be paid pursuant to Section 3 hereof and (iii) all other fees and expenses required to be paid under the Loan Documents and remaining outstanding on or prior to the date of this Amendment No. 3 (including reasonable fees and expenses of counsel), in each case, for which the invoice for such fees and expenses shall have been presented to the U.S. Borrower no later than one Business Day prior to May 9, 2006.

                   (d) Resolutions. The Administrative Agent shall have received certified copies of (i) the resolutions of the Board of Directors of the U.S. Borrower evidencing approval of this Amendment No. 3 and all matters and transactions contemplated hereby and (ii) all documents evidencing other necessary corporate action and governmental and other material third party approvals and consents, if any, with respect to this Amendment No. 3, the Consent and the matters and transactions contemplated hereby and thereby.

                   (e) Certificates. The Administrative Agent shall have received a certificate of the Secretary or an Assistant Secretary (or another Responsible Officer) of the U.S. Borrower certifying (i) the names and true signatures of the officers of such Borrower authorized to sign this Amendment No. 3 and the other documents to be delivered hereunder, (ii) that no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body, or any third party to any agreements and instruments of such Borrower is required for the due execution, delivery or performance by such Borrower of this Amendment No. 3, (iii) (A) the representations and warranties contained in Section 5 of this Amendment No. 3 are true and correct in all material respects and (B) after giving effect to this Amendment No. 3, the representations and warranties of each Borrower and each other Loan Party contained in each of the Loan Documents are true and correct on and as of the Amendment No. 3 Effective Date (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date) and (iv) after giving effect to this Amendment, no Default has occurred and is continuing or would result from this Amendment or the matters and transactions contemplated hereby.

                   (f) Authorizations. All governmental authorizations and all third party consents and approvals necessary in connection with the Amendment No. 3 and the transactions contemplated hereby shall have been obtained (without the imposition of any conditions that are not acceptable to the Lenders) and shall remain in effect; and no Law shall be applicable in the judgment of the Lenders, in each case that restrains, prevents or imposes materially adverse conditions upon the Amendment No. 3 and the transactions contemplated hereby or the rights of the Loan Parties or their Subsidiaries freely to transfer or otherwise dispose of, or to create any Lien on, any properties now owned or hereafter acquired by any of them.

                   (g) Legal Details, Etc. All documents executed or submitted pursuant hereto shall be reasonably satisfactory in form and substance to the Administrative Agent.

         SECTION 4. Effect on Credit Agreement. (a) On and after the effectiveness of this Amendment No. 3, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment No. 3. The execution, delivery and effectiveness of this Amendment No. 3 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. For the avoidance of doubt, notwithstanding any amendment to the Credit Agreement effected hereby, any action taken by the Company prior to the Amendment No. 3 Effective Date which was in compliance with the terms of the Credit Agreement prior to the effectiveness hereof and at the time of such action shall not be considered to contravene any provision of the Credit Agreement as amended by this Amendment No. 3.

                  (b) Each party hereto hereby acknowledges and consents to the amendment to the Credit Agreement and the terms and provisions thereof on the terms set forth in this Amendment No. 3. Each party hereto hereby reaffirms the covenants and agreements contained in each Loan Document and confirms that each Loan Document, as specifically amended by Amendment No. 3 in the case of the Credit Agreement, is and shall continue to be in full force and effect and the same are hereby ratified and confirmed in all respects, except that upon the effectiveness of this Agreement, all references contained therein to the "Credit Agreement" shall mean the Credit Agreement as amended by Amendment No. 3.

         SECTION 5. Representations and Warranties. The U.S. Borrower represents and warrants as follows:

                  (a) The execution, delivery and performance by each Loan Party of this Amendment No. 3 and any other documents, instruments and agreements in connection herewith, and the consummation of the transactions contemplated hereby and thereby, are within such Loan Party's corporate or other organizational powers, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of any of such Person's Organization Documents; (ii) conflict with or result in any breach or contravention of, or require any payment (other than the payment required to be made pursuant to this Amendment No. 3) to be made under (A) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; (iii) violate any Law; or (iv) result in the creation of any Lien other than a Lien expressly permitted under
         Section 7.01 of the Credit Agreement.

                  (b) No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment No. 3 or any other Loan Document, or for the consummation of the transactions contemplated hereby.

                  (c) This Amendment No. 3 and the Consent have been duly executed and delivered by each Loan Party that is party hereto. This Amendment No. 3 constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms.

         SECTION 6. Payment of Fees. The U.S. Borrower agrees to pay on demand all reasonable fees, costs and expenses (including, without limitation, as separately agreed to in writing) of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment No. 3 and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 10.04 of the Credit Agreement.

         SECTION 7. Execution in Counterparts. This Amendment No. 3 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment No. 3 by telecopier or electronic pdf shall be effective as delivery of a manually executed counterpart of this Amendment No. 3.

         SECTION 8. Governing Law; Jurisdiction. (a) This Amendment No. 3 shall be governed by, and construed in accordance with, the laws of the State of New York.

         (b) THE BORROWER IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT NO. 3, THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AMENDMENT NO. 3, THE CREDIT AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR THE L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT NO. 3 OR ANY OTHER LOAN DOCUMENT AGAINST A BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.




                  IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 3 to be executed and delivered by their duly authorized officer as of the date first above written.


                                   SPECTRUM BRANDS, INC., as the U.S. Borrower



                                   By /s/ Randall J. Steward
                                      ----------------------------------------
                                      Title: Executive Vice President and
                                             Chief Financial Officer



VARTA CONSUMER BATTERIES Gmbh                RAYOVAC EUROPE LIMITED, as
  & Co. KGaA, as the UK Borrower               the Euro Borrower


By /s/ Andreas Rouve, Remy Burel             By /s/ Remy Burel
  ---------------------------------          ---------------------------------
   Title: Managing Director                  Title: Director

BANK OF AMERICA, N.A.,
as Administrative Agent


By  /s/ Liliana Claar
  ---------------------------------
   Title: Vice President


BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender


By  /s/ W. Thomas Barnett
  ---------------------------------
    Title: Senior Vice President

                                     CONSENT



                  CONSENT dated as of May 9, 2006 (this "Consent"), to the foregoing Amendment No. 3 dated as of the date hereof ("Amendment No. 3") hereof to the Fourth Amended and Restated Credit Agreement dated as of February 7, 2005, as amended, supplemented or otherwise modified to the date hereof (the "Credit Agreement"), among Spectrum Brands, Inc., formerly known as Rayovac Corporation, a Wisconsin corporation (the "U.S. Borrower"), Varta Consumer Batteries GmbH & Co. KGaA, a German partnership limited by shares (the "Euro Borrower"), Rayovac Europe Limited, a limited liability company (the "UK Borrower and, with the Euro Borrower, each a "Subsidiary Borrower" and collectively, the "Subsidiary Borrowers" and the Subsidiary Borrowers, with the U.S. Borrower, each a "Borrower" and collectively, the "Borrowers"), each lender from time to time party hereto (collectively, the "Lenders" and individually, a "Lender"), Citicorp North America, Inc., as Syndication Agent, Merrill Lynch Capital Corporation, as Co-Documentation Agent and Managing Agent, LaSalle Bank National Association, as Co-Documentation Agent and Bank of America, N.A., as Administrative Agent (the "Administrative Agent"), Swing Line Lender (the "Swing Line Lender") and L/C Issuer (the "L/C Issuer") . Capitalized terms used in this Consent without definition shall have the respective meanings provided in the Credit Agreement.

                  Each of the UK Borrower, the Euro Borrower and each of the undersigned Guarantors, as a Guarantor under one or more of the Guaranties in favor of the Secured Parties, hereby consents to Amendment No. 3 and hereby confirms and agrees that notwithstanding the effectiveness of Amendment No. 3, the Guaranties are, and shall continue to be, in full force and effect and each is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of Amendment No. 3, each reference in each Guaranty to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by Amendment No. 3.

                  IN WITNESS WHEREOF, the undersigned have caused this Consent to be executed and delivered by their duly authorized officers as of the date first above written.




ROV INTERNATIONAL
     FINANCE COMPANY                         RAYOVAC EUROPE GmbH


By /s/ James T. Lucke                        By /s/ Andreas Rouve, Remy Burel
  ---------------------------------           ---------------------------------
   Title: Director, Secretary,               Title: Managing Director
          and Treasurer


ROV GERMAN LIMITED GmbH                      ROV GERMAN GENERAL
                                               PARTNER GmbH


By /s/ Andreas Rouve, Remy Burel              By /s/ Andreas Rouve, Remy Burel
  ---------------------------------           ---------------------------------
   Title: Managing Director                   Title: Managing Director


SPECTRUM BRANDS HOLDINGS B.V.                SPECTRUM BRANDS EUROPE
GmbH, SULZBACH


By /s/ Ram Behari                            By /s/ Andreas Rouve, Remy Burel
  ---------------------------------           ---------------------------------
   Title: Director                            Title: Managing Director


TETRA JAPAN K.K.


By /s/ Kevin Brenner
  ---------------------------------
   Title: Representative Director

TETRA HOLDING (US), INC.



By /s/ James T. Lucke
  ---------------------------------
    Title:  Assistant Secretary




ROVCAL, INC.
ROV HOLDING, INC.
UNITED INDUSTRIES CORPORATION
SPECTRUM NEPTUNE US HOLDCO CORP.
SCHULTZ COMPANY
UNITED PET GROUP, INC.
AQUARIUM SYSTEMS, INC.
PERFECTO MANUFACTURING, INC.
SOUTHERN CALIFORNIA FOAM, INC.
AQUARIA, INC.
DB ONLINE, LLC
THE WONDER PROPERTY COMPANY
SOUTHERN WONDER PROPERTY COMPANY
SOUTHERN WONDER COMPANY
JUNGLE LABORATORIES CORPORATION
THE WONDER COMPANY



By      /s/ James T. Lucke
    __________________________________________
    Title:  Secretary